POPULAR, INC. PUERTO RICO
NONQUALIFIED

DEFERRED COMPENSATION

PLAN
Effective August 1, 2008
THIS DOCUMENT CONSTITUTES PART

OF A
PROSPECTUS

COVERING

SECURITIES

THAT HAVE
BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

INTRODUCTION
Popular,

Inc.

("Popular")

hereby

establishes

the

Popular,

Inc,

Puerto

Rico
Nonqualified
Deferred

Compensation Plan

(the

"Plan"),

as

set

forth

herein,

effective as

of
August 1, 2008.
The purpose of the Plan is to allow certain

employees of Popular

and its
affiliates

to

defer

receipt
of a

portion of

their compensation

in excess

of the

amounts
allowed

to

be

deferred under

the Popular, Inc. Puerto Rico Savings and Investment Plan
and to provide for payment of
discretionary deferred

compensation

to

certain

employees

of
Popular

and

its

affiliates, or

a

death
benefit

for

their beneficiaries.
The

Plan

is

an

unfunded

plan

of

deferred

compensation

for

a

select

group

of
management
or

highly

compensated

employees

of

Popular

and

its

affiliates

intended to

be
exempt from

the

provisions

of

Parts

2,

and

4

Title

I,

Subtitle

B

of

the Employee
Retirement

Income

Security Act

of

1974,

as

amended

("ERISA"). The

Plan

is

not

intended
to

be a tax

qualified

retirement

plan

under Section

1165

of the Pue1to

Rico

Internal
Revenue

Code

of

1994,

as

amended.
ARTICLE I. DEFINITIONS
As used herein,

the following

words and phrases

shall have

the meaning indicated
unless
otherwise defined or

required by the

context:
"Account"

shall

mean

a bookkeeping

reserve account

established

in the

books

of
Popular
reflecting the

total

amounts credited

to

a

Participant under

the

Plan.
"Active

Participant''

shall

mean,

with

respect

to

any

Plan

Year, a

Participant who

is
not an Inactive

Participant.
"Administrator"

shall mean

the

Popular,

Inc. Puerto

Rico

Benefits Committee

or

such
other person(s) designated as

such by

the

Board.
"Beneficiary" shall mean

the Participant's successors,

as determined

in accordance
with
the

applicable

laws

related to

legal

conjugal partnership

and

descent and

distribution
of

the Commonwealth of

Puerto Rico

or any

other applicable

jurisdiction.
"Board"

shall

mean

the

Board

of

Directors

of

Popular.
"Cause"

shall mean

any of

the

following:
(i)
the willful dereliction by

the Participant of his duties

to Popular and its
affiliates,
(ii)
any

dishonest,

fraudulent
or
criminal

act

on

the

part

of

the

Participant that
either occurs in connection with his perfo1mance of services to Popular or its affiliates or
2

adversely affects the reputation of Popular and its affiliates or
(iii)
the

willful failure

of

the

Participant to

comply with

the

lawful directives
of
the

Board, the

Board of

Directors of

his Employer

or of

any other

employee of

Popular
or

its affiliates who

has

superviso1y authority with

respect

to the

Participant.
"Change of Control" shall be deemed to have occurred if:
(i)
any

"person",

including

a

"group"

(as determined

in

accordance
with
Section 13(d)(3) of the

Securities Exchange Act of 1934), becomes the owner after the
Effective
Date,

directly or

indirectly by

purchase, merger,

exchange offer,

tender offer,

or
other

business
combination of voting securities of Popular representing fifty percent (50%)
or more

of the

then
outstanding voting

securities of

Popular; or
(ii)
Popular

transfers

substantially

all

of

its

assets

to

another

person

which
is not a

wholly owned

subsidiary or

parent of

Popular.
"CIC"

shall

mean

the

Popular,

Inc.

Corporate

Investment

Committee

or

such
other person(s) designated by the Board to oversee the investments of the Trust.
"Code" shall mean the Puerto Rico Internal Revenue

Code of 1994,

as amended
from time to

time.
"Compensation"

shall mean

the annual base salary,

cash incentives or

commissions,
cash
bonuses, Christmas

bonus, and profit

sharing amo1mts earned

by a Participant

from
the

Employer.

It shall not

include Employer

contributions or credits under

this or any
other

tax qualified or

nonqualified plan and

payments under

long-term incentive

plans.
"Deed

of

Trust''

shall

mean

the

deed

pursuant

to

which

Popular

declared

or
constituted the

Trust, pursuant

to Article

VII.
"Deferral Amount"

shall mean

the Participant

Deferral Amount

and the

Employer
Deferral Amount.
"Disability"

shall

mean

a

physical

or

mental

condition

resulting

from

bodily
injury,

disease or mental disorder which renders

the Participant incapable of continuing
employment

with

the Employer

and

qualifies

the

Participant

for

long-term

disability
income benefits

under

the Employer's

long-term

disability plan,

as determined

by the
insurer or

administrator of

that

long-te1m

disability

plan. If

a

Participant

is

not

covered

by
the

Employer's

long-term

disability

plan,

the

Administrator

will

determine

if

the
Participant’s

condition

renders

him

incapable

of

continuing

employment

with

the
Employer.
"Effective Date" of the Plan shall mean August 1, 2008.

"Election

Dates"

shall

mean

the

date

or

dates

during

a

Plan

Year selected

by
the Administrator

during

which

a

Participant

may

elect

to

defer

Compensation.
"Eligible Employee"

shall

mean

the Employee

who

meets

the

eligibility requirements

of
Section 2.01 of the

Plan.
"Employer"

shall mean

Popular and

any of

its affiliates

in Puerto Rico that

has
adopted
the

Plan.
"Employer Deferral

Amount"

shall mean

the

total amount

elected by an

Employer to

be
credited to

the Account

of a

Participant under

Section 3.02.
"Financial Hardship" shall

mean an event

constituting a "financial

hardship" under
the terms of the Popular, Inc. Puerto Rico Savings and Investment Plan, as determined by the Administrator.
"Inactive Participant"

shall mean

a Participant

who has

a balance

remaining in
his
Account and

who

either

has

incurred in

a

termination of

employment, or

has

suspended or
ceased
deferrals under the

Plan.
"Investment

Adjustment"

shall

mean

an

amount

equal

to

the

net

increase

or

decrease
in the

fair market

value of

an Account

during a

Plan Year

or other

period selected

by
the
Administrator

in

accordance

with

the

earnings

crediting

options

selected

by

the

Participant
from
time to

time,

exclusive of

the

effect

of

atty Deferral

Amount

credited for

such years·
or other period. Increases and

decreases

shall

include

such

items

as

realized

or

unrealized
investment gains

or

losses,

investment income

and,

at

the

discretion of

the Administrator,
may include

expenses of administering the Trust and the

Plan and income taxes paid

by
Popular on investment earnings

of

the

Trust. The rate

of

return,

positive

or

negative,

to

be
credited under
each earnings crediting

option is based

upon the actual performance of the
investment funds

or
securities designated by the

CIC from time to time,

including shares
of

stock

of

Popular,

computed

from

the

date

on

which

the

Trustee makes

the

investment.
Provided that

the

Trustee

may

invest

the

assets

of

the

Trust

in

short-term

obligations
before

investing

the

assets

in

investment

funds

or

securities

designated

by

the
Participants.
"Participant"

shall

mean

an

Eligible

Employee

who

has

become

a Participant

as
provided under Article II.
"Participant

Deferral

Amount"

shall

mean

the

total

amount

of

Compensation

elected

by
a
Participant to be

deferred under

Section 3.01.
"Plan"

shall

mean

the

Popular,

Inc.

Puerto

Rico

Nonqualified

Deferred
Compensation
Plan, as

contained herein and

as

amended from time

to

time.

"Plan

Year" shall

mean

the

twelve

month

period

beginning on

January

1 and

ending
on December 31.
"Popular" shall mean Popular, Inc., its successors and assignees.
"Termination

of Employment" shall mean the date on which a Participant ceases his
employment with the Employer for any reason.

However, Termination

of Employment
shall not
include

the

transfer of

employment between Employers.
"Trust"

shall

mean

the

trust

declared

or

constituted

in

collection

with

this

Plan

and

all
of the assets

that are

held by the

Trustee thereunder.
"Trustee"

shall

mean

Banco

Popular

de

Puerto

Rico

or

the

party

or

parties

designated
as such under

the

Deed of

Trust.
"Valuation

Date" shall mean the date or dates during

a Plan Year

selected by the
Administrator. The last day of the Plan Year

shall be the Annual Valuation

Date.
ARTICLE II, ELIGIBILITY AND PARTICIPATION
Section 2.01 Eligibility.
Any employee of the

Employer shall be eligible to participate

in the

Plan if (i) his
annual

base salary from the Employer

is at least $100,000 or (ii) his sales commissions
earned from the

Employer during each

of the last

three years are at

least $85,000.

The
aforementioned annual base salary

and commission amounts shall be

revised every

three
years by

the Administrator.

Notwithstanding the above, any employee of the Employer
who is

a member

of the

Corporate

Leadership Circle of Popular shall not be eligible to
participate

in

the

plan

until

such

future

date decided by the

Board.
The Administrator shall notify each Eligible Employee of his eligibility to participate in the
Plan.
Section 2.02 Participation.
An

Eligible

Employee

shall

become

a

Participant

by

electing

to

defer
Compensation

under the Plan. An

Eligible Employee who has not otherwise become a
Participant shall become

a Participant

as of

the

date determined

by the

Employer

for
purposes

of

receiving a

credit

of

an Employer Deferral Amount under Section

3.02.

ARTICLE III. DEFERRAL AMOUNTS
Section 3.01 Participant Deferral Amounts,
An Eligible Employee may elect to defer Compensation as provided in this Section.
(a)
A Participant

may

choose during the

Election Dates to defer up

to
80%

of his Compensation.
(b)
A deferral

election hereunder shall

be irrevocable, except

as provided in
(c)
below,

and

shall

be

effective

with

respect

to

Compensation

not

yet

earned

by

the
Participant;
provided, however,

that if a Participant

is declared to

be ineligible by

the
Administrator, any deferral election then in effect with respect to such Participant shall be revoked automatically
effective

with

respect

to

Compensation earned

after

the

Participant
is

declared

ineligible.
(c)
At any

time during

the

Plan

Year,

a Participant

may

revoke

his
defe1nl
election.

A

Participant

who

revokes

a

deferral

election

may

elect

to

defer
Compensation for

any
future calendar·

year.
(d) A deferral election hereunder shall be in effect until it is modified or revoked by the

Participant.
(e)
The

Participant

Deferral

Amount

shall

be

credited

to

the
Participant's
Account

as of

the

date on

which the

Compensation

subject

to

the deferral
otherwise would have been paid.
Section 3.02 Employer Deferral Amounts.
Popular's Executive

Vice President

for People and Communications in conjunction
with another Senior Executive Vice

President or Executive Vice President of

Popular, may
elect

to

credit to the Account

of an Eligible Employee

an Employer

Deferral

Amount, as
determined in their discretion.
ARTICLE IV.

ACCOUNTS
Section 4.01 Accounts.
The Administrator shall establish and maintain an Account in the name of each
Participant, to which

the Administrator

shall credit and

debit Deferral

Amounts, Investment
Adjustments and withdrawals from time to time in accordance with this Plan.

Section 4.02 Investment Adjustment.
As

of

each

Valuation Date,

the

Administrator

shall

make

an

Investment

Adjustment
to the

Participant's Account for

the

period since

the preceding

Valuation Date.
ARTICLE V.

BENEFITS
Section 5.01 General.
Except as othe1wise provided below, a Participant shall

be entitled to payment of
a

benefit equal

to the

value of

his Account

at Termination of

Employment.

A

Participant
shall

be considered fully vested in

his Account

at all

times.
Section 5.02 Distribution Events.
(a) Death.
In

the

event

of

the

Termination of

Employment

of

a

Participant
by

reason of

his death,

his

Beneficiary thereupon shall be

entitled to

a

benefit equal to

the
value

of his Account.
(b)
Termination

of

Employment.
In

the

event

of

a

voluntary

or
involuntary
Termination of Employment of a Participant, he

shall be entitled to

a benefit
equal

to

the

value

of his Account.
(c) Disability.
In the

event

of

a Participant's

Disability,

he shall

be
entitled to a

benefit equal to

the

value of

his Account.
Section 5.03 Withdrawals during Participant's Service.
(a)
Financial

Hardship

Withdrawals

.
Notwithstanding

any

other
provision
of the Plan, if a Participant suffers

a Financial Hardship,

he may apply to

the
Administrator

for

a distribution

of

all

or

any

portion

of

his

Account

prior

to

the

time

it

would
otherwise

be

payable under the Plan. The amount of any Financial Hardship distribution shall be limited

to the
amount necessary

to

relieve

the

Financial Hardship.

The

determination
of

whether

a

Participant
has a

Financial

Hardship

and

the

amount

which

qualifies

for
distribution, if

any, shall

be

made by

the

Administrator at

its

sole

discretion and

notified to
the Participant.

The Administrator's
determination shall be final, binding and

conclusive.
The Administrator

may

require

evidence of
the purpose

and amount of

the need and

may
establish

other

procedures

as

it

deems

appropriate.
(b)
Post

Secondary

Education

Withdrawals.
Once

per

year,

a
Participant

may apply to the Administrator for a distribution

of all or any portion of his
Account

prior

to

the time it

would otherwise

be

payable under

the

Plan, if

the

total amount
of

the

distributions

shall be used for the payment of post secondary education (including room and board)

of a
Particip
ant's child. The Administrator may require evidence of the
Participant's

child's

post

secondary

education

expenses

and

may

establish

certain

procedures as

it deems

appropriate.

The

Administrator

will

only

approve

distributions
under this section

5.03(b) after Popular

has received

a

favorable

determination

letter

from
the Secretary

of the

Treasury

of Puerto

Rico

or an

opinion

of

counsel

stating

that

a
Participant's

right

to

receive

a

distribution

under

this

section

5.03(b)

does not

cause
current income

taxation

of

the

Account to

the

Participant.
ARTICLE VI. PAYMENT

OF BENEFITS
Section 6.01 Valuation

of Benefits.
The

valuation

of

an

Account

with

respect

to

any

benefit

hereunder

shall be

made

as
of

the Valuation Date coincident with or next

preceding the

date

of distribution.
Section 6.02 Conditions for Payment.
Before payment

of

any

benefit

hereunder,

the

Administrator

may

require

that
the Participant,

Beneficiary

or

their

legal

representatives,

as

a

condition

precedent

to

such
payment,

execute

a

receipt

and

release.

The

Administrator

may

offset

payment

of
benefits

under the

Plan

against any

outstanding

and

due

debt

of

the

Participant

or
Beneficiary

to

Popular

or

any

of

its

affiliates,

including

any

debt

arising

from
unauthorized,

dishonest,

fraudulent

or

illegal

acts

on

the part

of the

Participant

in
connection

with

the

performance

of

Participant's

services

to

Popular

or

any

of

its
affiliates.
Section 6.03 Time of Payment.
Generally, benefits under the Plan shall be paid (or begin to be paid) as soon as reasonably practicable following the Participant's Termination of Employment, Death
or Disability, but in no event more than thirty (30) days following such time.
Section 6.04 Form of Benefit Payment .
Benefits under

the Plan shall

be paid in a single lump sum payable

in cash and
shares of

Popular's stock, to

the extent

that the Participant

elected an earnings

crediting
option consisting

of Popular stock.

A Participant whose Termination

of Employment
occurs

on

or

after

age

55

and 10

or

more

years

of

employment

with

Popular

and

its

affiliates
for reasons

other than Cause,

may

elect the

payment of benefits under the Plan

in

equal
annual

installments during

a

period

of

time not to exceed 10

years in an amount equal

to
or

greater than

$12,000,

as

elected by

the

Participant,

payable in

cash and

shares of
Popular's stock in the same proportion that the Participant's Account invested in

shares
of

Popular's stock

and other

Plan investments

bears to

the total Account value. The first
annual installment shall be

paid on the first

quarter of the

calendar year following

the
termination of employment. A Participant may change his

distribution

election

at

any

time. However,

the

applicable

distribution

election

shall

be

the
one in

effect six

months prior

to

the

Participant's Termination of Employment.
Upon the death

of a Participant,

benefits under

the Plan shall be paid in

a single
cash lump sum.

As soon as reasonably

possible after the

Administrator becomes aware
of a Participant's death,

the Administrator shall deposit

the amounts due under the

Plan
in the Participant's savings account

with Banco

Popular de

Puerto Rico. If

the Participant
does not

maintain a

savings account

with Banco

Popular de

Puerto Rico,

the

amounts due
under

the

Plan

shall

be

deposited

in

a

regular

savings

account

with

Banco

Popular

de

Puerto
Rico

in

the

name

of

the

Participant

for

future

payment to

the

Participant's Beneficiary.

For
purposes

of

this

Section 6.04,

Banco

Popular

de

Puerto

Rico's

regular

savings

account

is

the
Ahorro

a

Toda Hora
or

its equivalent.
Section 6.05 Change of Control.
Notwithstanding any other

provisions

of this

Plan to the

contrary,

benefits

payable
under
the

Plan

shall be

assumed by

a

successor entity

in

any case

of

a

Change of

Control.
ARTICLE VII. THE TRUST
Section 7.01 Constitution of Trust.
Popular will constitute the Trust as a source of funds to assist it in the meeting of
its

liabilities under the

Plan.

The Trust shall be

intended to be

a

"grantor trust," of

which
Popular

is the grantor,

within

the

meaning

of

Section

1167

of

the

Code. The

principal

of

the
Trust,

and

any earnings

thereon,

shall

be

held

separate

and

apart

from

other

funds

of

Popular
and

shall be

used exclusively for

the

uses

and purposes

of

Participants

and

Beneficiaries as
general

creditors

of Popular. Participants and Beneficiaries shall

have no preferred claim
to, or

any beneficial

ownership

interest

in,

any

assets

of

the

Trust. Any rights

created

under
the

Plan

and

the

Trust
shall

be

mere

unsecured

contractual

rights

of

Participants

and
Beneficiaries against Popular.

Any
assets held by

the Trust

will be

subject to

the claims

of
Popular's

general

creditors

under

federal and state

law

in the

event of Popular's

insolvency
or bankruptcy.
Section 7.02 Payments by Trustee.
The Trustee

shall pay the

benefit attributable

to the

Account of

each Participant at
such time

and in

such manner as

provided under

Articles V

and VI,

at the

direction of
the

Administrator

and

in

accordance

with

the

terms

of

the

Deed

of

Trust,

provided,
however,

payments by the

Trustee shall be

made only to

the

extent of

amounts which are
deposited to the
Trust and

Investment

Adjustments with respect thereto.

Payments by the
Trustee hereunder shall
satisfy in

whole or

in part,

the

obligation of

Popular to

pay benefits

under

the

Plan.
ARTICLE VIII. PLAN ADMINISTRATION
Section 8.01 Authority of Administrator.
The

Administrator

shall

administer,

construe

and

interpret

the

Plan,

in

its

sole
discretion.
The

construction

and

interpretation

of

any

provision

of

the

Plan

by

the
Administrator

shall

be final and binding upon all

persons.
Section 8.02 Delegation.
The Administrator may, in its sole discretion, delegate any of their duties under the
Plan
to

an

officer
or

employee of

Popular (or

committee thereof).
Section 8.03 Records and Rules.
The Administrator shall keep written records sufficient to reflect the identity of
Participants and Account balances. It shall

adopt such rules as

it shall deem

reasonable
and appropriate to

the

administration

of the

Plan.
Section 8.04 Claims Procedure.
Claims for

benefits

under the

Plan shall be filed

with the Administrator

on fo1ms
supplied by

the

Administrator. If

the

Administrator determines

that

a

claim

of

a

Participant

or
Beneficiary
shall be

denied, then

the

following provisions shall

govern:
(a)
Disposition

of

Claim.

Written

notice

of

the

disposition

of

a

claim

shall
be furnished to

the claimant with

ninety (90) days

after the application

is filed. If

special
circumstances

require

an

extension

of

time

for

processing

the

initial

claim,

a

written

notice

of

the
extension and

the reason

therefore shall

be

furnished to the

claimant before

the

end of

the
initial ninety-day

period.

In

no

event

shall

such

extension

extend

beyond

ninety

(90)

days.

If
a

claim

is denied, the Administrator

shall provide

the claimant

with written

notice setting
forth (i) the
specific reason for

the denial, (ii)

specific reference to

pertinent Plan provisions
upon which

the
denial

is based,

(iii)

a

description of

any

additional material

or

information
necessary for

the

claimant to perfect

the claim, and

(iv) an

explanation of the

claimant's
rights

with

respect

to

the claims review

procedure.
(b)
Claims

Review. If

a

claim

for

benefits

is

denied

or

if

the

claimant

has
had

no

response

to

such

claim

within

ninety

(90)

days

of

its

submission

(in

which

case

the
claim

for
benefits shall

be deemed to

have been

denied), the claimant

or his

duly authorized
representative
shall

have

the

right

to

(i)

request

a

review

of

the

denial

of

benefits by

written
notice

delivered

to the

Administrator within

sixty

(60)

days

of

the

receipt

of

written

notice
of denial or

sixty (60)

days from the date the claim is deemed to be denied, (ii) review pe1iinent

documents, and

(3) submit issues and comments in

writing.

(c)
Decision on

Review. The Administrator shall,

upon receipt

of a

request
for
review

submitted

by the

claimant

in accordance

with subsection

(b), appoint

such
person or

persons (review

panel),

in

its

complete

discretion,

to

conduct

such

review, and

to
provide the
claimant

with written notice

of the

decision reached

by the

review panel setting
forth the

specific
reasons

for the

decision and

references to

the provisions

of

the

Plan upon
which

the

decision

is based.

Such

notice

shall

be

delivered

to

the

claimant

not

later

than

sixty
(60)

days

following

the

receipt

of

the

claimant's

request,

unless

the

Administrator
determines

that

a

hearing

is

needed.

If an

extension of

time

is required

to conduct

a

hearing,
written

notice of

the extension

shall

be

furnished to the claimant

before the end of the
original sixty (60) day

period. If the

decision on

review is not furnished

within

the time
specified above,

the

claim shall

be

deemed denied

on review.
Section 8.05 Correction of Errors.
If

an

error

in

calculation

or

administration

results

in

any

Participant

or
Beneficiary receiving from

the

Plan

more

or

less

than

he

should

receive,

the

Administrator,
upon

discovery of

such

error,

shall

correct

the

error

by

adjusting,

as

far

as

is

practicable,

the
payments

in

such

a manner

that

the

benefits

to

which

such

person

was

correctly

entitled

shall
be paid. Popular shall

have the right to recover from

the Participant or Beneficiary

any
amounts

paid

in

excess

of

the amounts due under the

Plan.
ARTICLE IX. PLAN AMENDMENT AND TERMINATION
The

Board, in

its

discretion, shall

have the

right at

any time

to

modify, alter, amend
or terminate

the

Plan

in

whole

or

in

pa1t

by

resolution

communicated

to

Participants

not

later
than sixty (60)

days following adoption.

No amendment shall

have the

effect of reducing
a Participant's

benefit accrued

to the

date of

the amendment.

No amendment

shall operate
to
increase the duties and

responsibilities of the Trustee

except by

written instrument

duly
executed
by

and

between

Popular and

the

Trustee.

Upon

termination of

the

Plan, the

Board
may

cause

all benefits under the

Plan

to become

immediately payable.
ARTICLE X. MISCELLANEOUS PROVISIONS
Section 10.01 Employment Rights.
No

provision of

the

Plan shall

be

deemed to

abridge

or

limit

any

managerial right

of
the

Employer,

or

to

give

any

employee

or

Participant

the

light

to

be

retained

in
employment. By

participation

in

the

Plan,

each

Participant,

on

behalf

of

himself,

his
heirs,

assigns

and

Beneficiary,

shall

be

deemed

conclusively

to

have

agreed

to

and
accepted the terms and conditions of the

Plan.

Section 10.02 Nonalienation of Benefits,
Except

as

otherwise

provided

by

law, no

benefit

or

distribution

under

the

Plan

shall
be
subject either

to

the

claim

of

any

creditor

of

a

Participant

or

Beneficiary other

than

Popular
and

its affiliates, or to

attachment, garnishment, levy,

execution or other legal or equitable
process by
any creditor of

such person

other than

Popular and its

affiliates, and no such
person

shall

have any

right

to

alienate,

anticipate

or

assign

all

or

any

portion

of

any

benefit
or

distribution

under the

Plan. The

Plan shall

not be

liable for

or subject

to the

debts,
contracts, liabilities, engagements or

torts

of any

person entitled

to benefits

hereunder.
If

benefits

of

any

Participant

or

Beneficiary

are

garnished

or

attached,

the
Administrator may seek a declaratory judgment in a court of competent jurisdiction to determine

the

proper
recipient of

the benefits

to be

paid by

the

Plan. During

the

pendency of
such

action, any

benefits that

become

payable may

be

paid into

the

cou1t to

be

distributed by
the court

as

it deems

proper
at the

conclusion of

the action.
Section 10.03 Withholding and Deductions.
All payments made

by Popular or

Trustee under

the Plan to

any Participant or
Beneficiary shall

be

subject

to applicable

withholding and

to

such

other

deductions as

shall

at
the
time of

such payment

be required

under any

income tax

or other

law,

whether of
the Commonwealth of

Puerto

Rico,

the

United

States

or

any

other

jurisdiction, and,

in

the
case

of payments

to a

Beneficiary,

the delivery

to

the Administrator

of all

necessary
waivers,
qualifications

and other

documentation, Determinations

by

the

Administrator as

to
withholding
with

respect thereto

shall be

binding on

the

Participant

and any

Beneficiary.
Section 10.04 Incapacity.
If

any

Participant

or

Beneficiary

is

a

minor,

or

is

in

the

judgment

of

the
Administrator otherwise

legally incapable

of

receiving and

giving

a

valid receipt

for

any
payment

due

him
hereunder, the

Administrator

may, unless

and

until

a

claim

shall

have

been
made by

a guardian
or

conservator of

such

person

duly appointed

by

a

court

of competent
jurisdiction,

direct

the Trustee

that

payment

be

made

to

such

person's

spouse,

child,

parent,
brother

or

sister, or

other

person deemed by the

Administrator to

be a proper person to
receive such payment. Any
payment so

made

shall be

a

complete discharge

of

any

liability
under

the

Plan

for

such

payment.
Section 10.05 Effect on Invalidity of Provision.
If any provision of the Plan is held invalid or· unenforceable,

such invalidity or
unenforceability

shall not

affect any

other provisions hereof,

and the

Plan shall

be construed
and
enforced as

if

such

provision had

not been included.

Section 10.06 Rights of Participants and Beneficiaries.
The

Plan and

Trust shall

at all times

constitute an

unsecured promise

of Popular

to
pay benefits under the

Plan as

they come

due. The

right of a

Participant or Beneficiary to
receive benefits hereunder

shall be

solely an

unsecured claim

against the

general assets

of
Popular. A

Participant or

Beneficiary shall have no

claim

against or

rights

in

any

specific
assets

of

Popular and all assets

of the

Trust shall be

deemed general assets of

Popular.
Section 10.07 Discretion of Administrator.
The Administrator shall

have the

sole and

absolute discretion to

take or

not to

take
such

actions as may be necessary

or appropriate for the administration of

the Plan. The
exercise of

such

discretion

shall

not

be

subject

to

question

or

review

by

any

person,
unless the Administrator's

exercise of

discretion was arbitrary

and capricious.
Section 10.08 Construction.
In the construction

of the Plan, the masculine shall

include the feminine and the
singular the

plural

in, all cases

where

such meanings would be

appropriate.
Section 10.09 Controlling Law.
The laws

of the

Commonwealth of

Puerto Rico

shall be

the controlling

state

law

in
all matters

relating

to

the

Plan

and

shall

apply

to

the

extent

that

it

is

not

preempted by

federal
law.
IN

WITNESS WHEREOF, Popular has caused

this Plan

to be

signed by

its duly

authorized
officer and adopted as of the 1st day of August, 2008.
POPULAR, INC.
By:
Eduardo J. Negr6n
Executive Vice President

CERTIFICATE

OF RESOLUTION
The undersigned, as

Assistant Secretary of

the Board of

Directors of Popular,

Inc.
(the "Corporation"),

does hereby certify that at

a meeting of the Board

of Directors of the
Corporation

held on

the

18
th

day

of

February

2011

at which

a

quorum

was

present,

and
acting throughout,

a resolution

was duly and regularly adopted,

which is in

full force and
effect and unrescinded, and which reads as

follows:
WHEREAS,
effective

as

of

August

1,

2008,

Popular,

Inc.

(the
"Corporation"),

established

the

Popular,

Inc.

Puerto

Rico

Nonqualified
Deferred

Compensation

Plan

(the "Plan"),

an unfunded

plan which

is

not
intended

to be a tax

qualified

retirement

plan under

Section 1081.01 of the
Internal Revenue

Code for a New

Puerto

Rico

nor

its

predecessor

Section
1165 of the Puerto Rico

Internal Revenue Code of 1994, as amended; and
WHEREAS,
the

purpose

of

the

Plan

is

to

allow

a

select

group

of
management

and

highly

compensated

employees

of

Popular

and

its

affiliates

to
defer

receipt

of

a

portion

of

their

compensation

in

excess

of

the

amounts
allowed

to

be

deferred

under

the

Popular,

Inc.

Puerto

Rico

Savings

and
Investment

Plan

and

to

provide

for

payment

of

discretionary

deferred
compensation to certain employees

of

Popular

and

its affiliates,

or

a

death
benefit for their beneficiaries; and
WHEREAS,
the Plan excluded from participation certain

corporate
officers

referred

to

at

the

time

of

the

establishment

of

the

Plan

as

the
Corporate Leadership Circle of the Corporation; and
WHEREAS,
the Corporation wishes

to amend the

Plan to allow

all
employees of the Corporation to be eligible to

participate; and
WHEREAS,
effective January

1, 2011 the

Internal Revenue

Code

for
a

New

Puerto Rico

replaced and

superseded the

Puerto

Rico

Internal

Revenue
Code

of

1994, as amended,

and the Corporation wishes to amend the Plan to
reflect such

change.
NOW,

THEREFORE, BE IT
RESOLVED,
that the

Corporation hereby

amends the

Plan

to remove
any

restrictions

on

participation

in

the

Plan

and

to

bring

the

plan

into
compliance with

the

New

Code,

effective

as

of

the

date

indicated

in

each
individual

amendment

in

the

form

presented

at

this

meeting

and

attached
hereto as

Exhibit A.

FURTHER

RESOLVED,
that

Eduardo

J.

Negron,

Executive

Vice
President,
Administration Group, acting singly or jointly,

to take all actions,
and

execute

all

documents,

including

without

limitation,

the

execution

of
contracts,

agreements,

deeds,

and

other

documents

to

effectuate

the
foregoing

resolution.
IN WITNESS WHEREOF,
I have hereunto set my hand and affixed

the seal of
this Corporation in San Juan, Puerto Rico this

22
nd

day of February 2011.

EXHIBIT A
POPULAR INC. PUERTO

RICO
NONQUALIFIED DEFERRED COMPENSATION

PLAN
1.
Effective

January

1,

2011,

the

Popular,

Inc.

Nonqualified

Deferred
Compensation Plan

(the

"Plan")

is

amended to

provide

that

eve1yreference

to

a

Section

of

the
Puerto

Rico Internal

Revenue Code of

1994, as amended, shall

be deemed a

reference to its
counterpart in the Internal Revenue Code for a New Puerto

Rico.
2.
Effective

March

2, 2011,

Section

2.01

of the Plan

is

hereby amended

and
restated to read in its entirety as

follows:
Section 2.01 Eligibility
Any

Employee of

the

Employer shall be eligible

to participate

in the

Plan if
(i) his annual base salary from the Employer

is at least $100,000 or (ii) his

sales
commissions earned

from

the

Employer during

each

of

the

last

three

years

are

at

least
$85,000. The aforementioned annual

base

salary

and commission

amounts shall
be revised every three years by the Administrator.
The

Administrator shall notify

each Eligible Employee

of his

eligibility to
participate.

POPULAR, INC.
PUERTO RICO

NONQUALIFIED DEFERRED
COMPENSATION PLAN AMENDMENT NO. 2014-1
The

Popular,

Inc.

Puerto

Rico

Nonqualified

Deferred

Compensation

Plan
(the

"Plan")

is

hereby

amended

effective

August

15,

2014

to

allow

for

in-service
withdrawals

to

prepay

income

tax

on

Account

balances

in

the

Plan

pursuant

to

the
provisions

of

Act

77-2014

and

Puerto

Rico

Department

of

the

Treasury

Administrative
Determination 14-16.
1.
A new Section

5.03(c)

is added to

the

Plan to

read in its

entirety as
follows:
"(c) Special Temporary

In-Service Withdrawal Feature
Effective

August

15,

2014

and

ending

on

October

31,

2014,

subject

to

such
uniform,

non-discriminatory

rules

and

procedures

as

the

Administrator

may

determine,
Participants shall be allowed to

make an in-service withdrawal from

their vested Account
balance to prepay the 15% tax enacted

by Act 77-2014 on their Account balance under

the
Plan."
Chairperson
Popular, Inc. Benefits Committee
Date: 8/25/2014

POPULAR, INC.

PUERTO

RICO

NONQUALIFIED
DEFERRED COMPENSATION

PLAN
AMENDMENT 2016-1
The

Popular,

Inc.

Puerto

Rico

Nonqualified

Deferred

Compensation

Plan
(the "Plan") is

hereby amended effective

as of the

date indicated in

each individual
amendment.
1.
Effective

January

1,

2016,

the

term

“

Excess

Before-Tax
Contributions" is added to Article I of

the Plan in alphabetical order:
"Excess Before-Tax

Contributions" shall

mean before

tax contributions
to

the

Popular,

Inc.

Puerto

Rico

Savings

and

Investment

Plan

that

are
distributed to a Participant due to an ADP test failure in such plan."
2.
Effective

January

1,

2016,

the

following
defined
terms are restated to read as follows:
"'Election Dates” shall mean the date or dates

during a Plan

Year selected
by the

Administrator

during

which

a Participant

may elect

to defer

Compensation
and/or

Excess

Before-Tax

Contributions.
"Participant Deferral Amount" shall mean

the total amount of
Compensation and/or

Excess Before

-Tax

Contributions elected

by a
Participant to be deferred under Section 3.01."
3. Effective January 1, 2016, Section 2.02 is restated to read as follows:
"Section 2.02

Participation.
An Eligible

Employee shall

become a

Participant by

electing
to defer

Compensation and/or

Excess Before-Tax Contributions under
the

Plan.

An

Eligible

Employee

who

has

not

otherwise

become

a
Participant shall become

a Participant as

of the date

determined by the
Employer for purposes of receiving a credit of an

Employer Deferral
Amount under Section 3.02

4.

Effective January 1, 2016m Section 3.01 is restated to read as follows:
"Section

3.01 Participant Deferral

Amounts.
An Eligible

Employee may elect

to defer Compensation

and/or
Excess Before-Tax

Contributions as provided in this Section.
(a)
A

Participant
may
choose

during

the

Election
Dates

to

defer

up

to
80%
of

his

Compensation

and
100%
of

any
Excess Before-Tax

Contributions.
(b)
A

deferral

election

hereunder

shall

be
irrevocable,

except

as

provided

in

(c)

below,

and

shall

be

effective
with respect to Compensation not yet earned by the

Participant and/or
Excess

Before-Tax

Contributions

not

yet

declared;

provided,
however,

that

if

a

Participant

is

declared

to

be

ineligible

by

the
Administrator, any deferral election then in

effect with respect to

such
Participant

shall

be

revoked

automatically

effective

with

respect

to
Compensation

earned

and/or

Excess

Before-Tax

Contributions
declared, after the Participant is declared

ineligible.
(c)
At any

time during

the Plan

Year,

a Participant
may revoke his

deferral election. A

Participant who revokes a

deferral
election may elect to

defer Compensation and/or Excess

Before Tax
Contributions for any future calendar

year.
(d)
A deferral

election hereunder

shall be in effect

until it is
modified or

revoked by

the Participant.
The Participant Deferral Amount shall be credited

to the Participant's Account as
of the date on which the Compensation subject

to the deferral otherwise would
have been paid and as of the date

the Excess Before Tax

Contributions subject
to the deferral are declared."

r
I
(
POPULAR, INC. BENEFITS COMMITTEE
PM A DOC #449303 - v3

POPULAR, INC. PUERTO RICO NONQUALIFIED
DEFERRED COMPENSATION PLAN
AMENDMENT 2018-1
The Popular, Inc. Puerto

Rico
Nonqualified D efe rred Compensation Plan (the
" Plan ") is hereby amended e ff ect i ve as of the date indicated in e a c h individual amendment.
1. Ef fective November 1,
2018, the

term
"C ompensation" in Article I of the Plan
is

restated to read as follow
s:
'" Compensation " shall mean the annua l base salary, cash incenti ves or commissions,

cash
bonuses , Christmas bonus ,
payments

made

under

a
W indo w Pro gra m within 90-days of Termination
of Employment

and profit
sharing amounts earned b y a
Participant

from

th
e Employer. It shall not
include Emp l
oyer

contributions
or credits under this or any
other tax

qualified
or nonqualified plan and payments under long-term incentive plans. "'
2. Effective November 1 ,
2018,

a
new
definition

for

the
te1m
"

W
indow
Program " i s

added
to Article I of the Plan in alphabetical order to read
as

follows:
" ' Window Program" s hall mean a temporary program estab lish e d by an

Employer
in
connection

with

an
impending s
eparation

from
se
rvice

to
provide separation pay (which ma y include incentives), where such program is made

available for
a limited period of time (no longer than 12 months) to
Employees

who

separate

from

service
durin g
that

period

or

to

Emp
l oyees
w ho se parat e
from

service

during

that

period

under
specified
circumstances."'

POPULAR, INC. B ENEF ITS COMMITTEE

POPULAR, INC.
PUERTO RICO

NONQUALIFIED DEFERRED COMPENSATION

PLAN
AMENDMENT 2023-1
The Popular,

Inc.
Puerto Rico

Nonqualified

Deferred

Compensation

Plan (the "
Plan"

) is

hereby amended
effective as

of
the

date

indicated in
each
individual amendment.
1.
Effective
January

1
, 2024,
the

first
paragraph

of

Section

6.04
is
restated to read as follows:
"Benefits under the
Plan shall

be
paid in a single lump sum
payable in cash and shares of Popular's stock , to the extent that the
Participant

elected

an
earnings
crediting

option

consisting

of
Popular

stock.

A
Participant
whose

Termination

of

Employment
occurs on or after ag e 55 and 10 or more years of employment with
Popular
and

its

affiliates

for

reasons
other than Cause , may elect
the payment of benefits under the Plan in equal annual installments during a period of time of not less
than 2

years and not
to exceed 10
years , payable in cash and shares of Popular's stock in
the

same
proportion
that

the
Participant's

Account
invested

in
shares

of
Popular's stock and mutual funds b e ars
to the total

Account
value.
The first annual installment shall be paid on the first quarter of the calendar

year

following
the
termination

of

employment.
A
Participant may
change

his
distribution

election

at

any
time.
However , the
applicable

distribution

election

shall
be
the

one
in
effect

six
months prior to the Participant's
Termination

of
E mployment."
POPULAR, INC. BENEFITS COMMITTEE

POPULAR, INC.
PUERTO RICO

NONQUALIFIED DEFERRED COMPENSATION

PLAN
AMENDMENT

2025-1
The Popular, Inc. Puerto

Rico Nonqualified Deferred Compensation Plan
(the "Plan") is hereby amended effective

as of the date hereof.
1.
The first paragraph of Section 6.04 is restated

to read as follows:

"Benefits under the

Plan shall

be paid in a single

lump sum payable
in cash

and

shares

of Popular '
s

stock
,

to

the extent

that

the Participant
elected an earnings crediting opt i on
consisting of

Popular stock
.
A Participant

whose Termination

of Employment

occurs on
or

after

age

55

and

10

or

more

years

of

employment

with

Popular

and

its

affiliates

for
reasons other

than Cause, may

elect the

payment of benefits under the

Plan in equal

annual
installments

during a period

of

time of

not less

than 2

years

and

not

to exceed

10 years
,
payable in cash and shares of Popular '
s stock in

the same proportion

that the Participant's
Account invested in

shares of Popular
'
s stock

and mutual funds bears to the

total Account
value.

The first annual

installment shall

be paid

on the

first quarter

of the

calendar year
following

the

termination

of

employment.

A

Participant

may

change

his

distribution
election at any

time. However
,
the applicable distribution election

shall be the one

in
effect
thirty (30) days prior to the Participant's Termination

of Employment."

POPULAR, INC. BENEFITS COMMITTEE